SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                           August 11, 2003 (August 6, 2003)

                            Empire Energy Corporation
              ----------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


           Utah                         1-10077                  87-0401761
 ---------------------------         ---------------        -------------------
(State or other jurisdiction)       (Commission file       (IRS Employer ID No.)
                                        number)

              7500 College Blvd, Suite 1215, Overland Park, Kansas    66210
                     --------------------------------------          --------
                    (Address of principal executive offices)        (zip code)


                                 (913) 469-5615
               --------------------------------------------------
              (Registrant's telephone number, including area code)



Item 4.   Changes in Company's Certifying Accountant.

On May 19, 2003, the Board of Directors of Empire Energy Corp. (the "Company"), was notified by Pickett, Chaney & McMullen LLP("Pickett"), the Company's independent auditor, that it would decline to stand for reelection as the Company's independent auditor for the year ending December 31, 2003. On August 6, 2003 the Board of Directors of the Company engaged Malone & Bailey, PLLC ("Malone") as the Company's independent auditor. The Company did not discuss any accounting or auditing issues with Malone prior to August 6, 2003. During the time between Pickett's resignation and the hiring of Malone, we did not have an auditor and we filed no reports.

The report of Pickett, Chaney & McMullen LLP on the financial statements of the Company as of December 31, 2002 and December 31, 2001 and for the years then ended, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to audit scope or accounting principles. Pickett, Chaney & McMullen LLP audit report on the financial statements of the Company as of December 31, 2002 and December 31, 2001 and for the years then ended included an explanatory paragraph concerning the Company's ability to continue as a going concern.

During the years ended December 31, 2002 and December 31, 2001 and any subsequent interim period preceding May 19, 2003, there were no disagreements between the Company and Pickett, Chaney & McMullen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused Pickett, Chaney & McMullen LLP, if not resolved to the satisfaction of Pickett, Chaney & McMullen LLP, to make a reference to the subject matter of the disagreements in connection with its reports.

The Company has provided Pickett, Chaney & McMullen LLP with a copy of the Form 8-K/A filed on May 29, 2003 and requested that Pickett, Chaney & McMullen LLP furnish the Company with a letter, addressed to the Securities and Exchange Commission, stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K/A.

Item 7.   Financial Statements and Exhibits

(c) Exhibits:

Exhibit Number      Exhibit Description
--------------      -------------------
     16.1           Letter from Pickett, Chaney & McMullen LLP, dated
                    May 28, 2003

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned duly authorized officer.

                                            Empire Energy Corporation
                                                  (Registrant)


Dated: August 11, 2003                      By:  /s/  Norman L. Peterson
                                               ---------------------------------
                                                      Norman L. Peterson
                                                      Chairman and Principal
                                                      Executive Officer